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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  July 22, 1998
                Date of Report (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                                1-2572                    73-1520922
(State or other jurisdiction                  (Commission                (IRS Employer
       of incorporation)                      File Number)              Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Items 1 - 4.      Not Applicable.

Item 5.           Other Events.

                  Standard & Poor's (S&P) announced on July 16, 1998, that it raised its corporate credit and senior unsecured debt ratings on ONEOK, Inc. to A from A-. The upgrade reflects ONEOK management's commitment to limit debt to a level that is appropriate for the current rating. The ratings are also supported by ONEOK's improving business profile. S&P said that the combination of ONEOK's conservative acquisition financing policy and the improving attributes of ONEOK's portfolio of assets is expected to assure the continued financial strength of the company.

Items 6.          Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  None.

Item 8 - 9.       Not Applicable



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 22nd of July, 1998.


                                                   ONEOK Inc.

                                          By:   /s/ Jerry D. Neal
                                                -------------------------------
                                                Vice President, Chief Financial
                                                Officer, and Treasurer



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